NUVEEN HIGH INCOME BOND FUND

SUPPLEMENT DATED JUNE 7, 2019

TO THE PROSPECTUS AND SUMMARY PROSPECTUS DATED OCTOBER 31, 2018

At a special meeting held on June 7, 2019, shareholders of Nuveen High Income Bond Fund (the “Fund”) did not approve the proposed reorganization of the Fund into TIAA-CREF High-Yield Fund that was previously approved by the Board of Directors of the Fund (the “Board”) in December 2018.

As described in the proxy materials provided to Fund shareholders in connection with the proposed reorganization, the Board will review and take such action as it deems to be in the best interests of the Fund, including continuing to operate the Fund as described in the prospectus, liquidating the Fund, or such other options the Board may consider. Fund shareholders will be notified when the Board approves a course of action for the Fund.

PLEASE KEEP THIS WITH YOUR PROSPECTUS

AND/OR SUMMARY PROSPECTUS

FOR FUTURE REFERENCE

MGN-HIFSP-0619P